Exhibit 10.23

ENVIRONMENTAL INDEMNIFICATION AGREEMENT

ENVIRONMENTAL INDEMNIFICATION AGREEMENT ("Agreement") dated this 3rd day of June, 2013, made by and among NRFC CLINTON HOLDINGS, LLC (herein called "Borrower"), a Delaware limited liability company, having its chief executive offices and principal places of business at NorthStar Realty Healthcare, LLC, 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: Ronald J. Lieberman, Esq., Executive Vice President and General Counsel, PEREGRINE WAY OF CT, LLC, a New York limited liability Company, having its chief executive offices and principal places of business at 217 Montgomery Street, Sixth Floor, Syracuse, NY 13202, Attention: Mark D. Farchione (herein called “Guarantor”), (the Borrower and Guarantor are individually and collectively sometimes referred to herein either as the “Indemnitor” or the “Indemnitors”) and WEBSTER BANK, NATIONAL ASSOCIATION, a national association having an address at 145 Bank Street, Waterbury, Connecticut 06702 (the "Lender").

WITNESSETH:

WHEREAS, the Borrower has requested Lender to loan to the Borrower the sum of up to SEVEN MILLION EIGHT HUNDRED SEVENTY FIVE THOUSAND and xx/100 DOLLARS ($7,875,000.00) evidenced by Borrower's promissory note in said principal amount dated June 3, 2013 (the "Note"). The loan represented by the Note is referred to herein as the "Loan". The Note is governed by the terms of a Commercial Loan Agreement of even date herewith by and among the Borrower, the Guarantor and the Lender (the “Loan Agreement”). The Loan is secured by, among other things, an Open-End Mortgage Deed, Security Agreement and Assignment (the "Mortgage") granting to Lender a first lien (subject to any “Permitted Encumbrances” as set forth in the Mortgage) on Borrower’s interest in property situated at and known as 91 East Main Street, Clinton, Connecticut (the "Property") together with the improvements now or hereafter placed thereon (the "Improvements"); and

WHEREAS, the Loan is to be used by Borrower to finance its purchase of the Property and for general business purposes; and

WHEREAS, PEREGRINE WAY OF CT, LLC shall be the sole tenant in the Property for the conduct of an assisted living facility as of the date hereof and PEREGRINE WAY OF CT, LLC will benefit from the Loan and will be in possession of and will be operating the Property; and

WHEREAS, to induce Lender to make the Loan and to accept the Note, Indemnitors have agreed to produce and deliver this Agreement to be executed by Indemnitor and to be binding upon the Indemnitor and their successors and assigns; and

WHEREAS, Lender will not make the Loan to Borrower and accept the Note and Mortgage unless this Agreement is executed by each of the Indemnitors and delivered to Lender;

NOW THEREFORE, in consideration of the Loan to Borrower and the foregoing premises and in order to induce Lender to accept the Note and the Mortgage, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, each of the undersigned Indemnitors hereby covenants and agrees with Lender for the benefit of Lender, its endorsees, participants, successors and assigns as follows:

1.          Definitions. Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Mortgage or Note.

2.          Guarantee. The Indemnitors guarantee to Lender (a) the prompt payment, when due, of all Claims and Costs (as defined in paragraph 3.A of this Agreement) and (b) the timely performance of all of the obligations guaranteed or undertaken by Indemnitor under this Agreement. Clauses (a) and (b) of this paragraph 2 are hereinafter collectively referred to as the "Obligations". The Obligations hereunder are in addition to, and in no way limit or restrict, the obligations undertaken by each of the undersigned pursuant the Note, the Mortgage the Loan Agreement and/or the Guaranty, as applicable.

3.          Indemnity.

A.          Each Indemnitor unconditionally agrees to indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns (herein the “Indemnified Parties”) from and against any and all actual, out of pocket, losses, claims, damages, penalties, judgments, suits, proceedings, liabilities, obligations, costs and expenses (including reasonable attorneys' fees, litigation and defense costs and court costs), fines, injuries, penalties, response costs (including the cost of any required or necessary investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action at or relating to the Property and/or the Improvements) (collectively, the "Claims and Costs"), with respect to, as a direct or indirect result of, or arising out of any of the following: (i) any regulatory requirement lawsuit (brought or threatened), settlement, agreement, or requirement of any insurer of the Property and/or the Improvements or any portion thereof, relating to the presence, management, disposal, release (or threatened release), escape, spillage, seepage, leakage, filtration or clean-up of any Hazardous Materials (as hereinafter defined) at, on, from or under all or a portion of the Property and/or the Improvements; or (ii) the migration of Hazardous Materials from or onto the Property to or from any property or area adjacent to the Property; (iii) the past disposal or storage of Hazardous Materials or the transportation of Hazardous Materials on the Property; (iv) the incorporation of any Hazardous Materials in the Property and/or the Improvements; (v) the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use or disposal of any Hazardous Materials in, on, under, about or from all or any part of the Property, (vi) the enforcement of this Agreement or the assertion by Indemnitor of any defense to its obligations hereunder, whether any of such matters arise before or after foreclosure or other taking of title to all or any portion of the Property by Lender or any affiliate of Lender; and (vii) the breach of any warranty or representation set forth in section 4 below and in the Mortgages relating to hazardous materials or substances and the environmental condition of or operations on the Property. Indemnitors shall have no liability for any claims or costs to the extent caused solely and directly by the gross negligence or willful misconduct of any Indemnified Party.

B.          For the purpose of this Agreement, the term "Hazardous Materials" shall mean and refer to any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any “Environmental Law”, as defined herein, and shall include, but not be limited to, (i) any substances defined as "hazardous substances", "pollutants", "contaminants", "hazardous materials", "hazardous wastes", "hazardous or toxic substances", "regulated substance" or related materials as now or hereafter defined in any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution, hazardous substances or environmental protection (each referred to herein as an “Environmental Law”), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq. as amended by the Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq,; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; as amended by SARA; the Clean Water Act, 33 U.S.C. Section 125, et seq.; Title 22a of the Connecticut General Statutes, as any such acts may be amended, modified or supplemented; (ii) those substances listed or otherwise identified in the regulations adopted and publications issued, as may be amended, modified or supplemented, pursuant to any of the above referenced statutes; (iii) any friable asbestos, airborne asbestos, or any substance or material containing asbestos; (iv) urea formaldehyde foam insulation and (v) polychlorinated biphenyls.

4.          Warranties. Each Indemnitor warrants and represents that, except as otherwise disclosed by Borrower to Lender in the Commercial Loan Agreement dated as of the same date as this Agreement or in the Phase I Environmental Site Assessment Report, 89-91 East Main Street, Clinton, CT issued by HRP Associates, Inc., dated March 29, 2013 and that certain Addendum to the Environmental Site Assessment (ESA) at 89-91 East Main Street, Clinton, Connecticut, dated April 16, 2013, from HRP Associates, Inc. and delivered to the Lender (herein collectively the “Environmental Report”), to the best of each Indemnitor’s knowledge, (a) the Indemnitor has no written notice of any investigation with respect to, or is or has been in violation of, any Environmental Law, (b)  the Indemnitor has no written notice of any proceedings under, or any alleged violation of, any Environmental Law, (c) except as set forth in the Environmental Report, the Indemnitor has no notice that the Property is nor, to the best of Indemnitor’s knowledge and belief, has been the subject of any threatened, proposed or actual cleanup or other protective, removal or remedial action relating to any Hazardous Materials, whether pursuant to any Environmental Law or otherwise, (d) except as set forth in the Environmental Report, Indemnitor has no notice that there are Hazardous Materials in, on, under or about the Property, (e) except as set forth in the Environmental Report, Indemnitor has no notice that any release, discharge, spillage, seepage or filtration of any Hazardous Materials is occurring or, to the best of Indemnitor’s knowledge and belief, has occurred in, on, under, about or from the Property, and (f) except as set forth in the Environmental Report, Indemnitor has no notice that the Property is being used or has been used for any generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use or disposal of any Hazardous Substances in, on, under, about or from the Property in violation of any Environmental Law, except for Hazardous Materials used in the operation of the Property as an assisted living facility in customary amounts and used in compliance with all applicable laws in all material respects, including, without limitation, any Environmental Law. Indemnitor shall not knowingly permit or suffer the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of any Hazardous Materials, in, on, under, about or from all or any part of the Property in violation of any Environmental Law except substances customarily used at facilities similar in character and use to the Property, and then only for so long as such materials are used and stored (i) in customary amounts, and (ii) in compliance with all applicable law (including, without limitation, any Environmental Law).

5.          Required Action of Indemnitors. Indemnitors shall comply with all requirements of any insurer of the Property or any portion thereof, and all requirements, orders or directives of any governmental authority, and timely perform or cause to be performed any investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action pursuant to any requirement of any Environmental Law relating to (i) the presence, management, disposal, release, or threatened release, escapage, seepage or leakage of any Hazardous Materials at, on, from or under all or a portion of the Property from any property or area adjacent to the Property in violation of any Environmental Law; or (ii) the transportation of Hazardous Materials onto or from the Property in violation of any Environmental Law; or (iii) the incorporation of any Hazardous Materials onto or from the Property in violation of any Environmental Law; or (iv) the incorporation of any Hazardous Materials in the Improvements. Notwithstanding anything contained herein, with respect to any spill, Indemnitor shall not be in default hereunder so long as it diligently and in good faith takes all actions required to defend itself from liability in connection therewith in accordance with all Environmental Laws.

6.          Joint and Several Liability; Singular and Plural.

A.          The obligations, agreements, representations, covenants and warranties of each Indemnitor (including, but not limited to, the Borrower and each other Indemnitor) hereunder shall be joint and several.

B.          As used in this Agreement, the singular shall include the plural as the context requires.

7.          Equitable Relief; Specific Performance. Indemnitor acknowledges and agrees that it may be impossible to measure accurately the damages to Lender resulting from a breach of Indemnitor's covenant to satisfy the Obligations and that such a breach will cause irreparable injury to Lender and that Lender may not have an adequate remedy at law in respect of such breach and, as a consequence, agrees that such covenant shall be specifically enforceable against Indemnitor and hereby waives and agrees not to assert any defense against an action for specific performance of such covenant. This clause shall not prejudice Lender's rights to assert any and all claims for damages incurred as a result of Indemnitor's default hereunder, and Lender may, before, during, or after any foreclosure of the Mortgage, hold Indemnitor liable for any deficiency arising from Indemnitor's default hereunder and for all actual losses and damages sustained and reasonable out of pocket expenses incurred by reason of Indemnitor failing to satisfy the Obligations.

8.          Waiver of Election of Remedies. Each Indemnitor waives any right to require or compel Lender to (a) proceed against the Borrower or any other Indemnitor; (b) proceed against or exhaust any security for the Obligations; or (c) pursue any other remedy in Lender's power whatsoever; and failure of Lender to do any of the foregoing shall not exonerate, release or discharge Indemnitor from its absolute unconditional and independent liabilities to Lender hereunder. Each Indemnitor hereby waives any and all legal requirements at law or in equity against the Borrower or anyone else, in respect of the Loan or any “Loan Document” (as hereinafter defined) or resort to or seek to realize upon the security held by Lender, as a condition precedent to bringing an action against Indemnitor upon this Agreement.

9.          Right of Separate Actions; No Marshaling.

A.          Lender may bring and prosecute a separate action against Indemnitor or Guarantor to enforce its liabilities hereunder, whether or not any action is brought against the Borrower or whether or not any other person joined in any such action or actions. Nothing shall prohibit Lender from exercising its rights against any Indemnitor, any Guarantor, the Borrower, any security for the Obligations, or any other person simultaneously, jointly and/or severally. Each Indemnitor shall be bound by each and every ruling, order and judgment obtained by Lender against Indemnitor in respect of the Obligations, whether or not such Indemnitor is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

B.          Indemnitor waives any right or claim of right to cause a marshaling of Indemnitor's assets or to cause Lender to proceed against any of the security for the

Loan before proceeding under this Agreement against Indemnitor; Indemnitor agrees that any payments required to be made hereunder shall become due on demand; Indemnitor expressly waives and relinquishes all right and remedies accorded by applicable law to Indemnitors, borrowers or guarantors.

10.         Waiver of Rights of Subrogation. Until the Obligations have been fully and unconditionally satisfied, each Indemnitor hereby irrevocably waives any rights to be subrogated to the rights of Lender with respect to the Obligations. Until the Obligations have been fully and unconditionally satisfied, each Indemnitor hereby agrees that it will not institute or take any action seeking reimbursement against the Borrower. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other future exercise of any other right, remedy or power.

11.         Waiver of Notice, Trial by Jury, Consent, Prejudgment Remedies, Etc.

A.          The indemnity obligations under this Agreement shall be construed as continuing, absolute and unconditional.

B.          Indemnitor hereby waives notice of acceptance of this Agreement by Lender and of presentment, demand, protest, notice of protest and of dishonor and all other notices relative to this Agreement of every kind and description now or hereafter provided by any agreement between Indemnitor and Lender or any statute or rule of law, other than any notices required to be delivered hereunder.

C.          Each Indemnitor waives any and all notices of the creation, renewal, extension or accrual of any of the Obligations or of the reliance by Lender upon this Agreement. Said Obligations, and each of them, shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement and all dealings between Indemnitor and Lender shall likewise be conclusively presumed to have been made or consummated in reliance upon this Agreement.

D.          Each Indemnitor hereby agrees that any terms, covenants and provisions contained in the Note, the Mortgage or in any other Loan Documents may be altered, extended, modified, waived, released or canceled by Lender, all without any further consent of Indemnitor, and Indemnitor agrees that this Agreement and its liability hereunder shall be in no way affected, diminished or released by any such alteration, extension, modification, release, waiver or cancellation.

E.          In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Notes evidencing the Loan or the Mortgages or any sale or transfer of all or part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by the Mortgages or to any other security, or limiting

Lender's rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by any Indemnitor under any of the Loan Documents, (v) the release of any Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Lender's failure to record the Mortgage or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to any Indemnitor and with or without consideration.

F.          EACH INDEMNIFIED PARTY AND EACH INDEMNITOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE INDEMNITOR IN RESPECT OF THIS AGREEMENT.

G.          EACH INDEMNITOR HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING AND THE FURNISHING OF A BOND AND ANY OTHER RIGHTS INDEMNITOR MAY HAVE UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

H.          INDEMNITOR EACH HEREBY WAIVES ALL DEFENSES BASED UPON SURETYSHIP.

12.         No Disclosure; Remedies Cumulative. Indemnitor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which Indemnitor may have against the Borrower, Lender or others may be destroyed, diminished or otherwise affected by:

A.          Any declaration by Lender of a default in respect of any of the Obligations;

B.          The exercise by Lender of any rights or remedies against the Borrower or any other person;

C.          The failure of Lender to exercise any rights or remedies against the Borrower or any other person;

D.          The sale or enforcement of, or realization upon (through judicial foreclosure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Indemnitor for any deficiency, or (ii) Lender fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise;

E.          Any bankruptcy or reorganization of any Indemnitor or the voluntary or involuntary participation by any Indemnitor in any settlement or composition for the benefit of such Indemnitor's creditors either in liquidation, readjustment, receivership, bankruptcy or otherwise;

F.          The release of any other Indemnitor by agreement, operation of law or otherwise; and no such action by Lender will release or limit the liability of Indemnitor to Lender, even if the effect of that action is to deprive Indemnitor of the right to collect reimbursement from any other Indemnitor for any sums paid to Lender. All rights and remedies of Lender hereunder or under the Note or Mortgage or any document executed in connection herewith or therewith (the "Loan Documents") shall be cumulative and may be exercised singularly or concurrently. The rights of Lender under this Agreement are in addition to and not in diminution of the rights of Lender under any other Loan Documents.

13.         Survival. The indemnification obligations incurred under the terms of this Agreement shall survive the repayment of Indemnitor's obligations under the Loan Documents and Indemnitor shall not be released by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstances which may or might vary the risk or affect the rights or remedies of Indemnitor or by reason of any further dealings between the Borrower and Lender, whether relating to the Loan or otherwise, and Indemnitor hereby expressly waives and surrenders any defenses to their liability hereunder based upon any of the foregoing acts, omission, things or agreements or waivers of Lender; it being the purpose and intent of the parties hereto that the obligations of Indemnitor hereunder shall survive the repayment of Indemnitor's obligations under the Loan Documents and are absolute and unconditional under any and all circumstances. The obligations and liability of Indemnitor with respect to the matters set forth in this Agreement shall survive the foreclosure of the Mortgage, any other sale of all or any part of the Property in extinguishment of the indebtedness secured by the Mortgage and any payment, release or discharge of the Mortgage or the indebtedness secured thereby. Said obligations and liability shall run in favor of and benefit Lender and any affiliate of Lender which may succeed to Lender's position under the Mortgage or which may acquire ownership of all or any part of the Property.

14.         Notices. All notices, demands, instructions and other communications required or permitted to be given or made upon either party hereto or any person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or telegram (with messenger delivery specified in the case of a telegram), by prepaid courier, or by prepaid overnight nationwide commercial courier, and shall be deemed to be given for purposes of this Agreement in regard to registered or certified mail, three (3) days after mailing, and in regard to personal delivery, telegram, prepaid courier, or by prepaid overnight commercial courier, on the day that such writing is delivered. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notice, demand, instructions and other communications in writing shall be given to or made upon the following persons at the respective addresses set forth above, with copies to the parties indicated below:

If to Borrower:

NorthStar Realty Healthcare, LLC

2 Bethesda Metro Center, Suite 1300

Bethesda, MD 20814

Attn: Doug Bath, Chief Investment Officer

with a copy to:

Arent Fox LLP

1717 K Street, N.W.

Washington, DC 20036-5342

Attn: Kimberly Wachen, Esq.

Fax: (202) 857-6395

If to Guarantor:

PEREGRINE WAY OF CT, LLC

217 Montgomery Street, Sixth Floor

Syracuse, New York 13201

Attn: Mark Farchione.

If to Lender:

Manager, Health Care Department

Webster Bank, National Association

CityPlace II, 185 Asylum Street

Hartford, Connecticut 06103

with a copy to

Webster Bank, National Association

145 Bank Street

Waterbury, Connecticut 06702

Attention General Counsel

or at such other address as any of the parties may from time to time designate by written notice given as herein required. Rejection or refusal to accept or inability to deliver because of changed addresses or because no notice of changed address was given shall be deemed a receipt of such notice.

If any day on which any notice, demand, instruction or other communication is given or sent by any party hereto is not a business day, such notice, demand, instruction or other communication shall be deemed to have been given or sent on the business day next succeeding such non-business day.

15.         GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT (WITHOUT GIVING EFFECT TO CONNECTICUT'S PRINCIPLES OF CONFLICTS OF LAW). INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY CONNECTICUT STATE OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND INDEMNITOR HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH CONNECTICUT STATE OR FEDERAL COURT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITOR AT ITS ADDRESS INDICATED AT THE BEGINNING OF THIS AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

16.         Successors and Assigns. This Agreement shall be binding upon the Indemnitor and upon its and their respective successors and assigns and shall inure to the benefit of Lender and its endorsees, participants, successors and assigns and any party who acquires the Property or the collateral by foreclosure or otherwise. Without limiting the foregoing, the Lender may assign, transfer and set over to any other person, in whole or in part, the rights, benefits and obligations of the Lender hereunder.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, this Environmental Indemnity Agreement has been executed by the undersigned as of the date first above written.

BORROWER:

NRFC CLINTON HOLDINGS, LLC,
A Delaware limited liability company

By:	NORTHSTAR REALTY HEALTHCARE, LLC,
a Delaware limited liability company

	By:	NRFC HEALTHCARE HOLDING
COMPANY, LLC,
a Delaware limited liability company

		By:	NRFC SUB-REIT CORP.,
a Maryland corporation

			By:	/s/ Ronald J. Lieberman
Executive Vice President,
General Counsel and
Secretary

Signature page to Environmental Indemnification Agreement

GUARANTOR:

PEREGRINE WAY OF CT, LLC

By:	/s/ Mark D. Farchione
Name: Mark D. Farchione
Vice-President

Signature page to Environmental Indemnification Agreement

ACCEPTED AND RELIED UPON:

WEBSTER BANK, NATIONAL ASSOCIATION

By  /s/ Elizabeth B. Shelley

Elizabeth B. Shelley

Its Senior Vice President

Duly Authorized

Signature page to Environmental Indemnification Agreement